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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Check the appropriate box:
/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
WILLIS LEASE FINANCE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILLIS LEASE FINANCE CORPORATION

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2001

To our Stockholders:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of WILLIS LEASE FINANCE CORPORATION (the "Company"), which will be held at the Company's headquarters, 2320 Marinship Way, Suite 300, Sausalito, California at 2:00 p.m. Pacific Standard Time (PST) on May 22, 2001, for the following purposes:

  1.
  To elect one Class III Director to serve until the 2004 Annual Meeting of Stockholders;

  2.
  To consider a proposal to amend the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") to (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 1,525,000 to 2,525,000 shares, and (ii) increase the maximum number of option shares that may be granted annually to one person from 250,000 to 500,000 shares; and

  3.
  To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. These matters are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 2, 2001 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

    A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented for the transaction of business at the 2001 Annual Meeting of Stockholders. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, to ensure that your shares will be voted at the 2001 Annual Meeting of Stockholders. Your proxy may be revoked at any time prior to the time it is voted.

    Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                      Sincerely yours,

                      Charles F. Willis, IV
                       Chairman of the Board

May 1, 2001 ~ Sausalito, California

WILLIS LEASE FINANCE CORPORATION
PROXY STATEMENT
TABLE OF CONTENTS

Stockholders should read the entire proxy
statement carefully prior to returning their proxies

PROXY STATEMENT
FOR
2001 ANNUAL MEETING OF STOCKHOLDERS
OF
WILLIS LEASE FINANCE CORPORATION
To Be Held on May 22, 2001

SOLICITATION AND VOTING OF PROXIES

General

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of WILLIS LEASE FINANCE CORPORATION (the "Company") of proxies to be voted at the 2001 Annual Meeting of Stockholders, which will be held at 2:00 p.m. Pacific Standard Time (PST) on May 22, 2001 at the Company's principal executive offices, located at 2320 Marinship Way, Suite 300, Sausalito, California 94965, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2001 Annual Meeting of Stockholders.

    This Proxy Statement is first being mailed to stockholders on or about May 1, 2001. The Company's 2000 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 2000 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

Voting

    The close of business on April 2, 2001 is the record date for stockholders entitled to notice of and to vote at the 2001 Annual Meeting of Stockholders. As of that date, the Company had 8,713,836 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 2001 Annual Meeting of Stockholders, and stockholders of record entitled to vote at the meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.

    The required quorum for the meeting is a majority of the outstanding shares of Common Stock eligible to be voted on the matters to be considered at the meeting. In the election for directors, the nominee for the Class III Director receiving the highest number of affirmative votes will be elected. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2001 Annual Meeting of Stockholders is required for the approval of the proposed amendments to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan").

    Shares of the Company's Common Stock represented by proxies in the accompanying proxy card which are properly executed and returned to the Company will be voted at the 2001 Annual Meeting of Stockholders in accordance with the stockholder's instructions contained therein. If no instructions are marked on the proxy card, the shares represented thereby will be voted (i) for the election of the Board's nominee as Class III Director (Proposal 1) and (ii) for the amendments to the 1996 Plan (Proposal 2). If a properly signed proxy or ballot indicates that a stockholder, broker or other nominee abstains from voting or that the shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, although such shares will be counted as being in attendance at the meeting for purposes of determining the presence of a quorum.

    Management does not know of any matters to be presented at the 2001 Annual Meeting of Stockholders other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

Revocability of Proxies

    Any stockholder giving a proxy in the form accompanying this Proxy Statement has the right to revoke it at any time before it is voted at the meeting. It may be revoked by filing with the Corporate Secretary of the Company an instrument of revocation or by the presentation at the meeting of a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

Solicitation

    The entire cost of preparing, assembling and mailing the Notice of 2001 Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card, and of soliciting proxies, will be paid by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, electronic mail or special letter by officers and regular Company employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND THE COMMITTEES OF THE BOARD

Board of Directors

    The Bylaws of the Company provide that the authorized number of Directors of the Corporation is five (5). At the present time, the Board consists of five (5) Directors who are divided into three (3) classes: Class I (two Directors), Class II (two Directors) and Class III (one Director). One class is elected each year for a three-year term.

    The business, property and affairs of the Company are managed under the direction of the Board. Directors are kept informed of the Company's business through discussions with the President and the Chief Executive Officer and other officers of the Company, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board held a total of eleven (11) meetings during the fiscal year ended December 31, 2000 (the "2000 fiscal year"). Each incumbent director whose term of office will continue after the 2001 Annual Meeting of Stockholders attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which he served.

Committees of the Board

    The Board of Directors has an Audit Committee and a Compensation Committee, both comprised solely of non-employee directors. There is no nominating committee or committee performing the functions of such a committee.

    The Audit Committee meets with the Company's financial management and its independent public accountants to review internal financial information, audit plans and results, and financial reporting procedures. During the first six months of the year ended December 31, 2000 (the "2000 fiscal year"), this Committee consisted of Directors William M. LeRoy (Chairman), Donald E. Moffitt and Robert H. Rau. As of June 23, 2000, the Board authorized a change in the Audit Committee, and the Audit Committee currently consists of the following Directors: William M. LeRoy (Chairman), Donald E. Moffitt and Willard H. Smith, Jr. This Committee held six (6) meetings during the 2000 fiscal year.

    The Compensation Committee reviews and approves the Company's compensation arrangements for senior management and administers the 1996 Plan. During the first six months of the 2000 fiscal year, this Committee consisted of Directors Robert H. Rau (Chairman), Donald E. Moffitt and Willard H. Smith, Jr. As of June 23, 2000, the Board authorized a change in the Compensation Committee, and the Compensation Committee currently consists of the following directors: Donald E. Moffitt (Chairman), William M. LeRoy, and Willard H. Smith, Jr. This Committee held seven (7) meetings during the 2000 fiscal year.

Director Compensation

    In the 2000 fiscal year, non-employee members of the Board were each paid an annual fee of $12,500. Each non-employee member of the Board was also reimbursed for all reasonable out-of-pocket costs incurred to attend Board or Committee meetings. In addition, each non-employee member of the Board receives $1,000 for each Board meeting and $500 for each Committee meeting which he attends in person, and $500 and $250, respectively, for each Board and Committee meeting attended by telephone. Pursuant to the Automatic Option Grant program under the 1996 Plan, each individual who first becomes a non-employee Board member is eligible to receive an option grant for 5,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular annual meeting, will be granted an option to purchase a specified number of shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. The number of shares of Common Stock subject to each annual automatic option grant will be determined by dividing $20,000 by the Black-Scholes formula value of the option. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Company's Common Stock on the grant date and will have a maximum term of ten (10) years, subject to earlier termination should the optionee cease to serve as a member of the Board.

    Each 5,000-share initial option grant vests in a series of four successive equal annual installments over the optionee's period of continued service as a Board member measured from the option grant date. Each $20,000 value annual option grant vests in one installment upon the optionee's completion of one year of Board service measured from the grant date.

    Non-employee Directors are also eligible to participate in the Director Fee Option Grant Program in effect under the 1996 Plan, pursuant to which they may elect to apply a portion or all of their annual compensation towards the acquisition of special below-market option grants. On March 31, 2000, Directors LeRoy, Moffitt and Rau, in connection with their elections to apply $5,625, $5,625 and $5,125, respectively, of their compensation for the first quarter of the 2000 fiscal year to the acquisition of a special grant under the Director Fee Option Grant Program, were granted options for 1,377, 1,377 and 1,255 shares of Common Stock under that program, respectively. These options have an exercise price of $2.04 per share, one-third of the fair market value per share of the Common Stock on the grant date. The spread on the option shares at the time of grant (the fair market value of the option shares less the aggregate exercise price) was equal to $5,625, $5,625 and $5,125 of the cash retainer fees which Directors LeRoy, Moffitt and Rau, respectively, elected to apply to their grants. These options became fully exercisable on March 30, 2000.

    On June 30, 2000, Directors LeRoy and Moffitt, in connection with their elections to apply $7,375 and $8,625, respectively, of their compensation for the second quarter of the 2000 fiscal year to the acquisition of a special grant under the Director Fee Option Grant Program, were granted options for 1,770 and 2,070 shares of Common Stock under that program, respectively. These options have an exercise price of $2.08 per share, one-third of the fair market value per share of the Common Stock on the grant date. The spread on the option shares at the time of grant (the fair market value of the option shares less the aggregate exercise price) was equal to $7,375 and $8,625 of the cash retainer fees which Directors LeRoy and Moffitt, respectively, elected to apply to their grants. These options became fully exercisable on June 30, 2000. On September 30, 2000, Directors LeRoy and Moffitt, in connection with their elections to apply $5,625 and $6,125, respectively, of their compensation for the third quarter of the 2000 fiscal year to the acquisition of a special grant under the Director Fee Option Grant Program, were granted options for 1,324 and 1,441 shares of Common Stock under that program, respectively. These options have an exercise price of $2.13 per share, one-third of the fair market value per share of the Common Stock on the grant date. The spread on the option shares at the time of grant (the fair market value of the option shares less the aggregate exercise price) was equal $5,625 and $6,125 of the cash retainer fees which Directors LeRoy and Moffitt, respectively, elected to apply to their grants. These options became fully exercisable on September 30, 2000.

    On December 31, 2000, Directors LeRoy and Moffitt, in connection with their elections to apply $6,375 and $6,375, respectively, of their compensation for the fourth quarter of the 2000 fiscal year to the acquisition of a special grant under the Director Fee Option Grant Program, were granted options for 956 and 956 shares of Common Stock under that program, respectively. These options have an exercise price of $3.33 per share, one-third of the fair market value per share of the Common Stock on the grant date. The spread on the option shares at the time of grant (the fair market value of the option shares less the aggregate exercise price) was equal to $6,375 and $6,375 of the cash retainer fees which Directors LeRoy and Moffitt, respectively, elected to apply to their grants. These options became fully exercisable on December 31, 2000.

    These options, granted to non-employee Directors eligible to participate in the Director Fee Option Grant Program, have a maximum term of ten (10) years measured from the grant date, subject to earlier termination following cessation of Board service. Please see the description of the Director Fee Option Grant Program under Proposal 2 for further information concerning the remaining terms and conditions of these director fee option grants.

Biographical Information

Class III Director Whose Term Expires at the 2004 Annual Meeting:	Director Since	Age*
Charles F. Willis, IV	1985	52
Class I Directors Whose Terms Expire at the 2002 Annual Meeting:
William M. LeRoy	1996	58
Hans Jörg Hunziker	2000	51
Class II Directors Whose Terms Expire at the 2003 Annual Meeting:
Donald E. Moffitt	1998	68
Willard H. Smith, Jr.	1996	64

* Age listed as of April 2, 2001

Principal Occupations of Nominees and Continuing Directors
During the Last Five Years

    Charles F. Willis, IV is the founder of the Company, has served as Chief Executive Officer, President and a Director since its incorporation in 1985 and has served as Chairman of the Board of Directors since 1996. Mr. Willis has 33 years of experience in the aviation industry. From 1975 to 1985, Mr. Willis served as president of the Company's predecessor, Charles F. Willis Company, which purchased, financed and/or sold a variety of large commercial transport aircraft and provided consulting services to the aviation industry. During 1974, Mr. Willis operated a small business not involved in the aviation industry. From 1972 through 1973, Mr. Willis was Assistant Vice President of Sales at Seaboard World Airlines, a freight carrier. From 1965 through 1972, he held various positions at Alaska Airlines, including positions in the departments of flight operations, sales and marketing.

    Hans Jörg Hunziker became a Director of the Company in November 2000. Mr. Hunziker has served as President and Chief Executive Officer of Flightlease Ltd., active in aircraft leasing and a subsidiary of SAirGroup, a public company with headquarters in Zurich, Switzerland, since 1998. He is also Co-Chief Executive Officer of GATX Flightlease Management GmbH. From 1996 to 1998 he was the Chief Financial Officer of SAirServices Ltd., a group of companies including aircraft maintenance and overhaul, ground services, information technology and real estate, and managing director of SAirServices Invest Ltd. From 1991 to 1996 he was Chief Financial Officer of Swissair Associated Companies Ltd., a group of 150 companies, primarily in the hotel, catering and trading business. Mr. Hunziker holds a Masters degree in economics and business administration from the University of Zurich. He also holds the equivalent of a doctoral degree from the University of Zurich, after successful completion of his thesis on Strategic Planning in the Airline Industry. In addition to serving as a director of the Company, he is Chairman of the Board of Flightlease Holdings (Guernsey) Limited, Flightlease (Netherlands) B.V., Flightlease (Ireland) Limited, and GATX Flightlease Management GmbH, as well as a member of the board of directors of Swisscargo AG, SRTechnics AG, SAirServices Invest AG, Swissport Brazil Ltd. and Gotland Shipping AG.

    William M. LeRoy has served as a Director of the Company since 1996. In 1993, Mr. LeRoy established the LeRoy Accountancy Corporation, an audit firm specializing in the audits of employee benefit plans and in July, 1998 merged this firm into BDO Seidman, LLP where Mr. LeRoy is now a partner. From 1965 to 1993, Mr. LeRoy served in various positions at Ernst & Young LLP, an independent accounting firm, in the Chicago, San Jose and San Francisco offices, including as audit partner responsible for the financial institution and leasing company practice in northern California. Mr. LeRoy received his M.B.A. from Golden Gate University and his B.S. in Accounting from Northern Illinois University.

    Donald E. Moffitt became a Director of the Company in November 1998. Mr. Moffitt is presently the Chairman of CNF Transportation Inc., formerly Consolidated Freightways, Inc. For 44 years, through April 1998, Mr. Moffitt was employed with CNF Transportation, where he served as Chairman and C.E.O. at the time of his retirement. Mr. Moffitt is also Vice Chairman Western Region for the U.S. Chamber of Commerce and a member of its Executive Committee; a member of the Board of Directors of the American Red Cross, the Bay Area Council, the California Business Roundtable, the Conference Board and the Business Advisory Council of the Northwestern University Transportation Center. He also serves on the Board of the San Francisco Bay Area Council of the Boy Scouts of America, and is a member of the Board of Trustees of the Automotive Safety Foundation and the National Commission Against Drunk Driving. Mr. Moffitt attended Indiana State University and was awarded an honorary doctorate of law degree from the University in 1987. He is a graduate of the Advanced Management Program at the Harvard University Graduate School of Business and of the School of Transportation at Northwestern University.

    Willard H. Smith, Jr. has served as a Director of the Company since 1996. From 1979 through 1995, Mr. Smith was employed at Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") and served as Managing Director since 1983 in their Equity Capital Markets Division. From 1992 through 1995, Mr. Smith's primary focus was the real estate investment trust industry. His duties as Managing Director at Merrill Lynch included evaluating companies' structure and equity requirements, coordinating the placement of equity offerings with Merrill Lynch's retail and institutional client base, and assessing the market's demand for potential offerings. Mr. Smith is also a Board member of the Cohen & Steers Realty Shares, the Cohen & Steers Realty Income Fund, the Cohen & Steers Total Return Realty Fund, the Cohen & Steers Special Equity Fund, Inc., the Cohen & Steers Equity Income Fund, Cohen & Steers Institutional Realty Shares, Inc. New York, Essex Property Trust, Inc., Highwoods Properties, Inc., Realty Income Corporation and Crest Net Lease, Inc. Prior to joining Merrill Lynch, Mr. Smith worked at F. Eberstadt & Co. from 1971 to 1979. Mr. Smith received his B.S. in Business Administration, and B.S. in Industrial Engineering from the University of North Dakota in 1959 and 1960, respectively.

PROPOSAL 1
ELECTION OF CLASS III DIRECTORS

    The Board is divided into three (3) classes, each having three-year terms that expire in successive years. At this year's Annual Meeting, one Director will be elected in Class III, to serve a three-year term expiring at the Annual Meeting in the year 2004 or until the individual is succeeded by another qualified director who has been duly elected.

    The nominee for Director in Class III is CHARLES F. WILLIS, IV.

    The proxy holders intend to vote all proxies received by them for the foregoing nominee, unless instructions to the contrary are marked on the proxy. In the event that the nominee is unable or declines to serve as a Director at the time of the 2001 Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ONE NOMINEE AS CLASS III DIRECTOR.

PROPOSAL 2
AMENDMENTS TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN

    The Company's stockholders are being asked to approve two amendments to the Company's 1996 Plan that will (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 1,525,000 to 2,525,000, and (ii) increase the maximum number of stock options and direct stock issuances that an employee may be granted in the aggregate per calendar year under the 1996 Plan from 250,000 to 500,000.

    The proposed authorized share increase will assure that a sufficient reserve of Common Stock is available under the 1996 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success, and the proposed maximum grant of shares to an employee is also designed to help attract and retain those key individuals.

    The amendments to the 1996 Plan were adopted by the Board as of March 30, 2001. The following is a summary of the principal features of the 1996 Plan, as most recently amended. However, the summary does not purport to be a complete description of all the provisions of the 1996 Plan. A copy of the actual plan document is attached as Exhibit A.

Equity Incentive Programs

    The 1996 Plan contains five (5) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) an Automatic Option Grant Program, (iv) a Stock Issuance Program, and (v) a Director Fee Option Grant Program. The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1996 Plan) to authorize option grants and direct stock issuances under the 1996 Plan. Pursuant to provisions in the 1996 Plan, the Board may appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. The Compensation Committee shall have the exclusive authority to determine which Section 16 insiders and other highly compensated individuals will be eligible to participate in the Salary Investment Option Grant Program for one or more calendar years, but no administrative discretion will be exercised by the Compensation Committee with respect to the grants made under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs. All grants under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs will be made in strict compliance with the express provisions of each program.

Share Reserve

    A total of 1,525,000 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan. In no event may any one participant in the 1996 Plan be granted stock options and direct stock issuances for more than 250,000 shares in the aggregate per calendar year under the 1996 Plan. Stockholder approval of this Proposal 2 shall increase the maximum number of stock options and direct stock issuances that an employee may be granted in the aggregate per calendar year under the 1996 Plan from 250,000 to 500,000 and the Board shall reserve 1,000,000 additional shares of Common Stock for issuance over the term of the 1996 Plan.

    In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances under the 1996 Plan per calendar year, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

    Should an option expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1996 Plan. Unvested shares issued under the 1996 Plan and subsequently repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1996 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1996 Plan will not be available for subsequent issuance.

Eligibility

    Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only employees who are Section 16 insiders or other highly compensated individuals will be eligible to participate in the Salary Investment Option Grant Program. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

    On April 2, 2001, three (3) executive officers, three (3) non-employee Board members and thirty-three (33) other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the three (3) non-employee Board members were also eligible to participate in the Automatic Option Grant Program and the Director Fee Option Grant Program.

Valuation

    The fair market value per share of Common Stock on any relevant date under the 1996 Plan is the closing selling price per share on that date on the Nasdaq National Market. On April 2, 2001, the closing selling price per share was $9.125.

Discretionary Option Grant Program

    Options granted under the Discretionary Option Grant Program will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten (10) years. The options generally become exercisable in a series of installments over the optionee's period of service with the Company.

    Upon cessation of service, the optionee has a limited period of time in which to exercise his or her outstanding options for any shares in which the option is exercisable at the time of optionee's termination of service. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

    Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

    Limited stock appreciation rights may be provided to one or more non-employee Board members or officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock in connection with the tender offer over (b) the exercise price payable for such share.

    The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator has complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

    The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

Salary Investment Option Grant Program

    In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employees of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect (or the first trading day of the month following the adoption and implementation of this program if it is implemented within calendar year 2001), a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will vest and become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

    The shares subject to each option under the Salary Investment Option Program will immediately vest upon (i) an acquisition of the Company by merger or asset sale or (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership.

    Limited stock appreciation rights will automatically be included as part of each grant made under the Salary Investment Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

Automatic Option Grant Program

    Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on September 18, 1996 was granted at that time a non-statutory option to purchase 5,000 shares of Common Stock, provided such individual had not previously been in the Company's employ and had not otherwise received a stock option grant from the Company. Each individual who first becomes a non-employee Board member after September 18, 1996, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 5,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company or any parent or subsidiary corporation. In addition, on the date of each Annual Meeting, each individual who continues to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase a specified number of shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. The number of shares of Common Stock subject to each such annual automatic option grant will be determined by dividing $20,000 by the Black-Scholes formula value of the option, as determined by the Company's independent financial advisors. However, in no event may such option grant exceed 10,000 shares of Common Stock. There will be no limit on the number of such annual option grants that any one non-employee Board member may receive over his or her period of Board service.

    Each initial 5,000-share or annual $20,000-value option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date, subject to earlier termination at the end of the twelve (12)-month period measured from the date of the optionee's cessation of Board service. Each initial 5,000-share or annual $20,000-value option is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 5,000-share automatic option grant vest in a series of four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the grant date. The shares subject to each annual $20,000-value grant vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Should the optionee cease to serve as a Board member, the optionee will generally have until the earlier of (i) the twelve (12) month period following such cessation of service or (ii) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

    The shares subject to each automatic option grant will immediately vest in full upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting with such a surrender right and the subsequent surrender of that option in accordance with foregoing provisions.

Stock Issuance Program

    Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

Director Fee Option Grant Program

    Under the Director Fee Option Grant Program each non-employee Board member will have the opportunity to elect to apply all or a portion of any annual retainer fee and attendance fees otherwise payable in cash to the acquisition of a below-market option grant. Such election must be made prior to the start of the calendar year to which the election applies. The option grant will automatically be made at the end of each fiscal quarter in the year for which the retainer fee and attendance fees would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the applicable quarterly amount of the retainer fee plus the applicable amount of any attendance fees earned during the quarter applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee plus the attendance fees invested in that option. The option will be fully vested at the time of grant.

    Limited stock appreciation rights will automatically be included as part of each grant made under the Director Fee Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

General Provisions

  Acceleration

    In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within twelve (12) months following the acquisition. In connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration or vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service. Each option outstanding under the Automatic Option Grant, Director Fee Option Grant and Salary Investment Option Grant Programs will automatically accelerate in full upon an acquisition or change in control of the Company.

    The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

  Financial Assistance

    The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. The Plan Administrator has complete discretion to determine the terms of any such financial assistance. However, any such financing will be full-recourse and interest bearing. In addition, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

  Stock Awards

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1996 Plan between January 1, 2000 and April 2, 2001, together with the weighted average exercise price payable per share.

OPTION TRANSACTIONS

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price
Charles F. Willis IV	240,000	$8.13
Donald A. Nunemaker	106,000	$7.88
Nicholas J. Novasic	40,000	$6.50
James D. McBride(1)	—	—
All current executive officers as a group (3 persons)	386,000	$7.89
All current non-employee directors as a group (3 persons)	26,979	$3.18
All current employees, including current officers who are not executive officers, as a group (33 persons)	172,285	$5.51

(1)
Mr. McBride resigned as an officer of the Company effective May 31, 2000.

    As of April 2, 2001, options covering 1,145,479 shares of Common Stock were outstanding under the 1996 Plan, 166,271 shares remained available for future option grants, and 213,250 shares have been issued under the 1996 Plan in connection with option exercises.

    Amendment and Termination.  The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on June 19, 2006.

Federal Income Tax Consequences

    Option Grants granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

    Direct Stock Issuance.  The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

    Deductibility of Executive Compensation.  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Accounting Treatment

    Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose in the notes to the Company's financial statements the fair value of options granted under the 1996 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

    In March 2000, the Financial Accounting Standards Board issued interpretation number 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion 25." Under this interpretation, option grants made to independent consultants (but not non-employee Board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. In addition, after the implementation date, any options which are repriced will also trigger a direct charge to the Company's reported earnings measured by the appreciation in value of the underlying shares between the grant date of the option and the date the option is exercised for those shares.

New Plan Benefits

    As of April 3, 2001, no options have been granted, and no direct stock issuances have been made on the basis of (i) the 1,000,000 share increase in the share of Common Stock authorized for issuance, or (ii) the 250,000 share increase in the maximum number of stock options and direct stock issuances that an employee may be granted in the aggregate per calendar year which form part of this Proposal.

Stockholder Approval

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2001 Annual Meeting of Stockholders is required for approval of the amendments to the 1996 Plan. Should such stockholder approval not be obtained, then any options granted on the basis of (i) the 1,000,000 share increase in the share of Common Stock authorized for issuance, or (ii) the 250,000 share increase in the maximum number of stock options and direct stock issuances that an employee may be granted in the aggregate per calendar year which form part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. The 1996 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the new amendment, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the 1996 Plan.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1996 PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 3, 2001 by (i) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each Director; (iii) each officer listed in the Summary Compensation Table; and (iv) all Directors and Executive Officers as a group. Unless specified below, the mailing address for each individual, officer or director is c/o Willis Lease Finance Corporation, 2320 Marinship Way, Suite 300, Sausalito, CA 94965.

	Common Stock(1)
Name and Address of Beneficial Owner	Shares	Percentage of Class
Charles F. Willis, IV(2)	3,226,822	37.05%
Donald A. Nunemaker(3)	130,571	1.50%
Nicholas J. Novasic	1,500	*
James D. McBride(4)	140,000	1.61%
Hans Jörg Hunziker	—	*
William M. LeRoy(5)	21,372	*
Donald E. Moffitt(6)	19,789	*
Willard H. Smith, Jr.(7)	14,821	*
All Directors and Executive Officers as a group (8 persons)	3,554,877	40.82%
FlightTechnics, LLC(8)	1,300,000	14.93%
J.P. Morgan Chase & Co.(9)	852,900	9.79%
Benson Associates, LLC(10)	943,759	10.84%
Dimensional Fund Advisors(11)	514,200	5.9%

*
Less than one percent

(1)
Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after April 2, 2001, including, but not limited to, upon the exercise of an option.

(2)
2,984,422 shares are held by CFW Partners, L.P., a California Limited Partnership, of which Charles F. Willis, IV holds a one percent (1%) interest as the sole general partner and of which he holds an eighty percent (80%) interest as a limited partner. A trust for the benefit of Mr. Willis' son holds the remaining nineteen percent (19%) interest as a limited partner. 242,400 shares are held by Mr. Willis in his individual capacity, which includes 160,000 options to purchase shares at a weighted average exercise price of $10.50. All of these shares are subject to certain voting and transfer restrictions pursuant to the Stockholder's Agreement by and among the Company, Charles F. Willis, IV, CFW Partners, L.P., Austin Chandler Willis 1995 Irrevocable Trust, and FlightTechnics, LLC dated as of November 7, 2000.

(3)
Includes 128,500 options to purchase shares at a weighted average exercise price of $11.60.

(4)
Mr. McBride resigned as an officer of the Company effective May 31, 2000. Comprised of 140,000 options to purchase shares at a weighted average exercise price of $12.01.

(5)
Comprised of 21,372 options to purchase shares at a weighted average exercise price of $6.17.

(6)
Comprised of 19,789 options to purchase shares at a weighted average exercise price of $7.56.

(7)
Includes 13,821 options to purchase shares at a weighted average exercise price of $8.20.

(8)
Based on Schedule 13D filed by FlightTechnics LLC with the SEC on December 11, 2000. FlightTechnics LLC's mailing address is 520 West Palmdale Blvd., Suite C-1, Palmdale, CA 93551. All of these shares are subject to certain voting and transfer restrictions pursuant to the Stockholder's Agreement by and among the Company, Charles F. Willis, IV, CFW Partners, L.P., Austin Chandler Willis 1995 Irrevocable Trust, and FlightTechnics, LLC dated as of November 7, 2000.

(9)
Based on Schedule 13G/A filed by J.P. Morgan Chase & Co. with the SEC on February 8, 2001. J.P. Morgan Chase & Co.'s mailing address is 270 Park Avenue, 39th Floor, New York, NY 10017. The Schedule 13G/A notes J.P. Morgan Chase & Co. Incorporated has sole power to vote 798,400 shares.

(10)
Based on Schedule 13G/A filed by Benson Associates, LLC with the SEC on February 13, 2001. Benson Associates, LLC's mailing address is 111 S.W. Fifth Avenue, Suite 2130, Portland, OR 97204.

(11)
Based on Schedule 13G filed by Dimensional Fund Advisors Inc. with the SEC on February 2, 2001. Dimensional Fund Advisors' mailing address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely upon review of the copies of such reports furnished to the Company and written representations from its officers and Directors, the Company believes that during the fiscal year ended December 31, 2000, its officers, directors and holders of more than ten percent (10%) of the Company's Common Stock complied with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) beneficial owners, except that Mr. David Hopkins inadvertently failed to file a Form 4 with respect to 2,300 shares purchased in February 2000. A Form 4 was filed on May 12, 2000 to correct the omission promptly after the failure to file was discovered.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

    At the end of the 2000 fiscal year, the Compensation Committee of the Board was composed of three non-employee Directors: Donald E. Moffitt (Chairman), William M. LeRoy and Willard H. Smith, Jr.

    The Compensation Committee administers the Company's compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company's executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Compensation Committee has exclusive responsibility for administering the 1996 Plan, under which stock option grants and direct stock issuances may be made to executive officers and other employees.

    The Compensation Committee made its decisions primarily on the basis of its understanding of the compensation practices of similarly sized companies serving similar industry segments ("Peer Companies") and fixed the compensation package of each executive officer at a level which was competitive with those practices. The positions of the Company's President and CEO and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary and total cash compensation. In addition, the practices of the Peer Companies concerning stock option grants were reviewed and compared. The Company's policy is to target total cash compensation levels around the 75th percentile at Peer Companies.

    The following is a summary of policies which the Compensation Committee applied in the 2000 fiscal year in setting the compensation levels for the Company's executive officers.

    General Compensation Policy.  The objectives of the Company's executive compensation program are to motivate and retain current executives and to attract future ones. The Company's executive compensation program is designed to: (1) provide a direct and substantial link between Company performance and executive pay, (2) consider individual performance and accomplishments and compensate accordingly, and (3) determine the Company's position in the aviation services and leasing markets and be competitive in that labor market. The Company's intent is to position its executive cash compensation levels around the 75th percentile of comparable U.S. companies. To this end, the Company tracks executive pay levels against Peer Companies. The Compensation Committee also considers geographic location and companies that may compete with the Company in recruiting executive talent.

    Factors.  The principal factors which the Compensation Committee considers in establishing the components of each executive officer's compensation package are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future fiscal years.

    Base Salary.  The base salary for each executive officer is set on the basis of personal performance, the Compensation Committee's assessment of salary levels in effect for comparable positions with the Company's principal competitors and Peer Companies, and internal comparability considerations. The weight given to each of these factors may vary from individual to individual. The Compensation Committee generally will rely upon specific compensation surveys, such as those previously provided by Westward Pay Strategies, for comparative compensation purposes. Base salaries are reviewed on an annual basis, and adjustments are made in accordance with the factors indicated above.

    Incentive Compensation.  The Compensation Committee has established an incentive compensation program pursuant to which each executive officer is eligible to earn a bonus on the basis of the achievement of certain Company and individual goals. The bonuses earned by each of the executive officers are set forth in the Summary Compensation Table which appears later in this Proxy Statement.

    Long-Term Incentive Compensation.  Long-term incentives are provided through stock option grants. The grants are designed to align the interests of the executive officers with those of the stockholders, and to provide executive officers with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The stock option plan encourages long-term retention and provides rewards to executives and other eligible employees commensurate with growth in stockholder value. It is the Committee's practice to grant options to purchase shares at the market price on the date of grant with a term of up to ten years. The options granted to the Company's executive officers during the 2000 fiscal year will vest in four equal annual installments.

Accordingly, the options will provide a return to the executive officer only if he remains in the Company's employ and the market price of the underlying shares of Common Stock appreciates.

    The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

    CEO Compensation.  The compensation payable to Mr. Willis, the Company's Chief Executive Officer during the 2000 fiscal year, was determined by the Compensation Committee. His base salary was set at a level which the Compensation Committee felt would be competitive with the base salary levels in effect for CEOs at similarly-sized companies within the industry. For the 2000 fiscal year, Mr. Willis received a bonus of $500,000, representing payment for performance in 2000 payable in 2000 and payment for performance in 2000 payable in 2001.

    Compliance with Internal Revenue Code Section 162.  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation that is not performance based (within the meaning of Section 162(m)) exceeds $1 million per officer in any year. In prior years, the compensation paid to the Company's executive officers did not exceed the $1 million limit per officer. However, for the 2000 fiscal year the compensation paid to the CEO exceeded the $1 million limit by a small amount and compensation to be paid to the Company's CEO for the 2001 fiscal year is expected to exceed that limit, again by a small amount. In the coming years, in order to permit the future deductibility of cash bonus awards for certain executive officers, the Company may adopt an executive incentive plan, subject to approval by stockholders, that will qualify as performance based compensation for purposes of Section 162 (m). The 1996 Plan, however, is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1996 Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                      Donald E. Moffitt, Chairman
                      William M. LeRoy
                      Willard H. Smith, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As of January 1, 2000, three non-employee Directors served on the Compensation Committee. Upon the resignation of Robert H. Rau from the Board of Directors, effective June 23, 2000, Director William M. LeRoy was appointed to fill the resulting vacancy on the Compensation Committee. The Compensation Committee currently consists of the following three non-employee directors: Donald E. Moffitt (Chairman), William M. LeRoy, and Willard H. Smith, Jr. None of the executive officers of the Company currently serves on the compensation committee of the Company or any other entity or any other committee of the board of directors of another entity performing similar functions.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's accounting function, internal controls and financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Committee operates pursuant to the Audit Committee Charter, adopted by the Board of Directors, a copy of which is attached as Exhibit B.

    Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). In addition the Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in those written disclosures.

    The Committee discussed with the Company and its independent auditors the overall scope and plans for their respective audits. The Committee met with the Company and its independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions with management and the independent auditors referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

William M. LeRoy, Chairman Donald E. Moffitt Willard H. Smith, Jr.

INDEPENDENT PUBLIC ACCOUNTANTS

    The auditors of the Company are KPMG LLP, and they were the auditors of the Company for the fiscal year ended December 31, 2000.

    For the fiscal year ended December 31, 2000, fees for services provided by KPMG LLP were as follows:

A.	Audit	$371,500
B.	Financial Information Systems Design and Implementation*	—
C.	Other*	$165,000

*The Audit Committee believes that the provision of services provided by the auditors that led to the fees described in the "Financial Information Systems Design and Implementation" and "Other" rows of the above table are compatible with the maintenance of independence by the auditors.

    KPMG LLP will not be present at the 2001 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning the compensation earned by (i) the Company's Chief Executive Officer, (ii) each of the other two most highly compensated executive officers of the Company serving as such as of the end of the 2000 fiscal year whose total annual salary and bonus exceeds $100,000 and (iii) one executive officer of the Company whose total annual salary and bonus would have placed such officer within the four most highly compensated officers of the Company, but for the fact that such officer resigned effective May 31, 2000. Such individuals will be referred to herein as the "Named Executive Officers."

Summary Compensation Table

		Annual Compensation				Long-term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options
Charles F. Willis, IV Chief Executive Officer	2000 1999 1998	$500,000 400,000 400,000	$500,000 137,463 350,000	$5,100 — —	(1)	100,000 — 40,000
Donald A. Nunemaker Executive Vice President, COO	2000 1999 1998	$235,000 200,000 170,000	$198,787 97,737 144,500	$5,100 — —	(1)	50,000 80,000 30,000
Nicholas J. Novasic Executive Vice President, CFO	2000	$128,196	$76,276	$34,889	(2)	40,000
James D. McBride Executive Vice President, CFO(3)	2000 1999 1998	$98,718 200,000 170,000	$70,833 97,737 158,950	$243,726 — —	(4)	— 80,000 30,000

(1)
Amount shown is the Company's matching contribution to the Company's 401(K) Plan.

(2)
Mr. Novasic was hired by the Company in June 2000. This sum consists of a signing bonus of $30,000 and the Company's matching contribution to the Company's 401(K) Plan.

(3)
Mr. McBride resigned from the Company effective May 31, 2000.

(4)
Includes consulting fees in the amount of $190,000, $50,000 due to Mr. McBride pursuant to change of control provisions in the May 31, 2000 separation agreement with Mr. McBride and the Company's matching contribution to the Company's 401(K) Plan.

Stock Options

    The following table sets forth information concerning the stock options granted by the Company during the 2000 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the 2000 fiscal year to the Named Executive Officers.

Option Grants in 2000 Fiscal Year

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year 2000
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(2)
			Exercise or Base Price Per Share(3)
				Expiration Date
Name					5%	10%
Charles F. Willis, IV	100,000	25.7%	$5.50	10/13/10	$1,078,895	$2,043,742
Donald A. Nunemaker	50,000	12.8%	$5.50	10/13/10	$539,447	$1,021,871
Nicholas J. Novasic	40,000	10.3%	$6.50	6/23/10	$391,558	$777,497
James D. McBride	—	—	—	—	—	—

(1)
There is no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation.

(2)
Each of the option grants vests in a series of four successive equal annual installments over the optionee's period of continued employment, measured from the option grant date.

(3)
The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income and employment tax liability incurred by the optionee in connection with such exercise.

Stock Option Exercise and Holdings

    The following table sets forth certain information concerning the exercise of the stock options during the 2000 fiscal year and the value of unexercised stock options at the end of the 2000 fiscal year for the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End
					Value of Unexercised in-the-Money Options at Fiscal Year-Ended(1)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles F. Willis, IV	—	—	20,000	120,000	—	$450,000
Donald A. Nunemaker	—	—	65,000	125,000	$72,625	$442,875
Nicholas J. Novasic	—	—	—	40,000	—	$140,000
James D. McBride(2)	—	—	140,000	—	$290,500	—

(1)
Computed based upon the difference between the closing price of the shares on December 31, 2000 ($10.00 per share) and the exercise price.

(2)
Mr. McBride resigned from the Company effective May 31, 2000. His options accelerated pursuant to change of control provisions in the May 31, 2000 separation agreement with Mr. McBride.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL AGREEMENTS

    The Company presently has the following employment contracts in effect with the Named Executive Officers:

    Charles F. Willis, IV.  Effective November 7, 2000, Mr. Willis signed a two-year employment agreement with the Company. The agreement automatically renews for additional one-year terms unless either party gives notice of non-renewal six months prior to expiration of the current term. Upon execution of the agreement, Mr. Willis' base salary was $500,000 per year, subject to adjustment by the Company's Board of Directors. Mr. Willis is entitled to receive bonuses under the Company's Incentive Compensation Plan.

    Donald A. Nunemaker.  Effective November 21, 2000, Mr. Nunemaker signed a two-year employment agreement with the Company. The agreement automatically renews for additional one-year terms unless either party gives notice of non-renewal six months prior to expiration of the current term. Upon execution of the agreement, Mr. Nunemaker's base salary was $235,000 per year, subject to adjustment by the Company's Board of Directors. Mr. Nunemaker is entitled to receive bonuses under the Company's Incentive Compensation Plan.

    Nicholas J. Novasic.  Effective June 15, 2000, Mr. Novasic signed a two-year employment agreement with the Company. The agreement automatically renews for additional one-year terms unless either party gives notice of non-renewal six months prior to expiration of the current term. Upon execution of the agreement, Mr. Novasic's base salary was $235,000 per year, subject to adjustment by the Company's Board of Directors. Mr. Novasic is entitled to receive bonuses under the Company's Incentive Compensation Plan.

    James D. McBride.  On May 24, 2000, the Company entered into a Separation Agreement with James D. McBride. Under this agreement, Mr. McBride executed a general release of all claims arising out of his employment, existing or potential, against the Company, and the Company paid Mr. McBride a total amount of $190,000 for his consulting services and certain other amounts pursuant to change of control provisions in the Separation Agreement.

    In connection with an acquisition of the Company by merger or asset sale, each outstanding option held by the Chief Executive Officer and the other executive officers under the 1996 Plan will automatically accelerate in full and all unvested shares of Common Stock held by such individuals subject to direct issuances made under such plans will immediately vest in full, except to the extent such options are to be assumed by, and the Company's repurchase rights with respect to these shares are to be assigned to, the successor corporation. In addition, upon an involuntary termination of the Chief Executive Officer or any of the other executive officers under the 1996 Plan within twelve months following a merger or asset sale or other change in control of the Company, each outstanding option and all unvested shares of Common Stock held by such individual will automatically vest in full. Furthermore, with regard to future option grants and direct stock issuances, the Plan Administrator of the 1996 Plan has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the 2000 fiscal year, there were no transactions between the Company and its Directors, Executive Officers or known holders of greater than five percent of the Company's Common Stock in which the amount involved exceeded $60,000 and in which any of the foregoing persons had or will have a direct or indirect material interest nor was any Director, Executive Officer, any members of any Director's or Executive Officer's immediate families, or any entity or trust controlled by any such Director or Executive Officer indebted to the Company in an amount in excess of $60,000 at any time during the 2000 fiscal year.

STOCK PERFORMANCE GRAPH

    The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the NASDAQ Stock Market-US Index and the NASDAQ Financial Index, during the period from September 18, 1996 through December 31, 2000.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG WILLIS LEASE FINANCE CORPORATION, THE NASDAQ STOCK
MARKET-US INDEX AND THE NASDAQ FINANCIAL INDEX

*
$100 invested on 9/18/96 in stock or in index including reinvestment of dividends. Fiscal year ending December 31, 2000.

STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders must, under Rule 14a-8 of the Securities and Exchange Act of 1934, be received by the Company no later than January 4, 2002. The proposal must be mailed to the Company's principal executive offices, 2320 Marinship Way, Suite 300, Sausalito, California 94965, Attention: Corporate Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

    Alternatively, under the Company's Bylaws, a proposal or nomination that the stockholder does not seek to include in the Company's Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary of the Company for the 2002 Annual Meeting of Stockholders not less than 90 days prior to the date on which the Company first mailed its proxy materials for the 2001 Annual Meeting, unless the date of the 2002 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2001 Annual Meeting. For the Company's 2002 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no later than February 23, 2002. If the date of the 2002 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2000 Annual Meeting, the stockholder must submit any such proposal or nomination no later than the close of business on the later of the 90th day prior to the 2002 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of Common Stock of the Company.

OTHER MATTERS

    Management does not know of any matters to be presented at the 2001 Annual Meeting of Stockholders other than those set forth herein and in the Notice accompanying this Proxy Statement.

INCORPORATION BY REFERENCE

    The consolidated financial statements of the Company, Management's Discussion and Analysis of Financial Condition and Results of Operations, and the Report of Independent Accountants included in the Company's 2000 Annual Report on Form 10-K are incorporated herein by this reference. Copies of the Company's 2000 Annual Report on Form 10-K will be provided to stockholders without charge, upon written request to Nicholas J. Novasic, Chief Financial Officer, Willis Lease Finance Corporation, 2320 Marinship Way, Suite 300, Sausalito, California 94965.

By Order of the Board of Directors,
Charles F. Willis, IV Chairman of the Board

May 1, 2001 ~ Sausalito, California

Exhibit A

WILLIS LEASE FINANCE CORPORATION
1996 STOCK OPTION/STOCK ISSUANCE PLAN

(Amended and restated as of March 30, 2001)

ARTICLE ONE

GENERAL PROVISIONS

I.  PURPOSE OF THE PLAN

    This 1996 Stock Option/Stock Issuance Plan is intended to promote the interests of Willis Lease Finance Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

    Capitalized terms shall have the meanings assigned to such terms attached.

II.  STRUCTURE OF THE PLAN

    A.  The Plan shall be divided into five separate equity programs:

       (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

      (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

      (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

      (iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

      (v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee and attendance fees otherwise payable in cash applied to special option grants.

    B.  The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

    A.  The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. However, any discretionary option grants or stock issuances for members of the Primary Committee shall be made by a disinterested majority of the Board.

    B.  Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

    C.  Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

    D.  Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

    E.  The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

    F.  Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

    G.  Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.  ELIGIBILITY

    A.  The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

       (i) Employees,

      (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

      (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

    B.  Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

    C.  Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

    D.  The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

    E.  The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

    F.  All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.  STOCK SUBJECT TO THE PLAN

    A.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 2,525,000 shares. Such authorized share reserve is comprised of (i) 525,000 shares initially reserved for issuance under the Plan, (ii) an additional increase of 500,000 shares authorized by the Board on February 24, 1998, and approved by the stockholders at the 1998 Annual Meeting, (iii) a further increase of 500,000 shares authorized by the Board on April 4, 2000 and April 24, 2000 and approved at the 2000 Annual Meeting, and (iv) an additional increase of 1,000,000 shares authorized by the Board on March 30, 2001, subject to stockholder approval at the 2001 Annual Meeting.

    B.  No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year and for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 2001 calendar year.

    C.  Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

    D.  If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.  OPTION TERMS

    Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

    A.  Exercise Price.

      1.  The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

      2.  The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

         (i) cash or check made payable to the Corporation,

        (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

        (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    B.  Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

    C.  Effect of Termination of Service.

      1.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

         (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

        (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

        (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

        (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

    2.  The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

       (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

      (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

    D.  Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

    E.  Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

    F.  Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory

Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

    The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

    A.  Eligibility. Incentive Options may only be granted to Employees.

    B.  Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

    C.  10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A.  In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

    B.  All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

    C.  Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

    D.  Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

    E.  The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within twelve (12) months following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

    F.  The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    G.  The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

    H.  The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.  STOCK APPRECIATION RIGHTS

    A.  The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

    B.  The following terms shall govern the grant and exercise of tandem stock appreciation rights:

       (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

      (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

      (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

    C.  The following terms shall govern the grant and exercise of limited stock appreciation rights:

       (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

      (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

      (iii) The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

      (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

I.  OPTION GRANTS

    The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00) (or the appropriate amount with respect to elections made by newly eligible individuals during a calendar year). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect, or, if the Program is first implemented during a calendar year, the option shall be granted on the first trading day of the month following the month in which the Program is implemented.

II.  OPTION TERMS

    Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

    A.  Exercise Price.

       (i) The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

      (ii) The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    B.  Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

        X = A ÷ (B × 66 2/3%), where

    X is the number of option shares,

    A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

    B is the Fair Market Value per share of Common Stock on the option grant date.

    C.  Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

    D.  Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable,

for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i)  the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.  CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

    A.  In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program, to the extent not already vested, shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)- year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

    B.  In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

    C.  Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

    D.  The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

    The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.  STOCK ISSUANCE TERMS

    Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

    A.  Purchase Price.

      1.  The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

      2.  Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

         (i) cash or check made payable to the Corporation, or

        (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

    B.  Vesting Provisions.

      1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

         (i) the Service period to be completed by the Participant or the performance objectives to be attained,

        (ii) the number of installments in which the shares are to vest,

        (iii) the interval or intervals (if any) which are to lapse between installments, and

        (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

    2.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

    3.  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

    4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

    5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A.  All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

    B.  The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

    C.  The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase rights remain outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase/cancellation rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

III.  SHARE ESCROW/LEGENDS

    Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

I.  OPTION TERMS

    A.  Grant Dates. Option grants shall be made on the dates specified below:

      1.  Each individual who is first elected or appointed as a non-employee Board member shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

      2.  On the date of each Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase a specified number of shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. The number of shares of Common Stock subject to each such annual automatic option grant will be determined by dividing $20,000 by the Black-Scholes formula value of the option, as determined by the Company's independent financial advisors. However, in no event may such option grant exceed 10,000 shares of Common Stock. There shall be no limit on the number of such $20,000-value option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service.

Stockholder approval of this 1999 Restatement at the 1999 Annual Meeting shall constitute pre-approval of each option granted under this Article Five on or after the date of that Annual Meeting and the subsequent exercise of that option in accordance with the provisions of this Article Five.

    B.  Exercise Price.

      1.  The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

      2.  The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    C.  Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

    D.  Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual $20,000 value grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

    E.  Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

         (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

        (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

        (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

        (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

    A.  In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

    B.  In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

    C.  Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of this 1999 Restatement at the 1999 Annual Meeting shall constitute pre-approval of each option granted with such a surrender provision on or after the date of that Annual Meeting and the subsequent surrender of that option in accordance with the provisions of this Section II.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

    D.  Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

    E.  The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.  REMAINING TERMS

    The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

I.  OPTION GRANTS

    Each non-employee Board member may elect to apply all or any portion of the annual retainer and attendance fees otherwise payable in cash for his or her service on the Board to the acquisition of special option grants under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee and attendance fees which are the subject of that election are otherwise payable, or, with respect to newly eligible non-employee Board members, prior to the first day of the fiscal quarter beginning after they became eligible. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program at the end of each fiscal quarter in the calendar year for which the annual retainer and attendance fees which are the subject of that election would otherwise be payable in cash.

II.  OPTION TERMS

    Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

    A.  Exercise Price.

      1.  The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

      2.  The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    B.  Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

      X = A ÷ (B × 66 2/3%), where

    X is the number of option shares,

    A is the portion of the annual retainer fee plus the portion of any attendance fees earned during the quarter subject to the non-employee Board member's election, and

    B is the Fair Market Value per share of Common Stock on the option grant date.

    C.  Exercise and Term of Options. The option shall be fully vested at the time of grant. Each option shall have a maximum term of ten (10) years measured from the option grant date.

    D.  Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

    E.  Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III.  CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

    A.  In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program, to the extent the option is not already vested, shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

    B.  In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall remain exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

    C.  Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

    D.  The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

    The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SEVEN

MISCELLANEOUS

I.  FINANCING

    The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

    The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

    A.  The Plan became effective with respect to the Discretionary Option Grant and the Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program became effective on the Underwriting Date. The Director Fee Option Grant Program shall become effective upon shareholder approval of the proposal to incorporate the program into the Plan at the 1999 Annual Meeting.

    B.  The Plan was amended and restated by the Board on February 24, 1998 (the "1998 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 525,000 shares to 1,025,000 shares, (ii) render the non-employee Board members who are serving as Plan Administrator eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance

Programs in effect under the Plan, (iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (iv) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of Non-Statutory Options and the elimination of the six (6)-month holding requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting. All option grants and direct stock issuances made prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. The Plan was again amended and restated by the Board on April 6, 1999 (the "1999 Restatement") to (i) incorporate the Salary Investment Option Grant and Director Fee Option Grant Programs and (ii) change the calculation of the number of shares of common stock for which continuing non-employee Board members are to be automatically granted stock options at each Annual Stockholder's Meeting, beginning with the 1999 Annual Meeting, from a fixed 1,000 shares per non-employee Board member to a grant worth $20,000 based upon a Black-Scholes option valuation, with the number of shares subject to each such automatic grant not to exceed 5,000 shares. The 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. The Plan was again amended and restated by the Board on April 4, 2000 and on April 24, 2000 (the "2000 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,025,000 shares to 1,525,000 shares and to increase the limit on the annual Automatic Grants to non-employee directors to 10,000. The 2000 Restatement was approved by the stockholders at the 2000 Annual Meeting. The Plan was again amended and restated by the Board on March 30, 2001 (the "2001 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,525,000 shares to 2,525,000 shares and to increase the maximum number of shares one person participating in the Plan may receive as options, separately exercisable stock appreciation rights and direct stock issuances to 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 2001 calendar year, subject to the approval of the stockholders at the 2001 Annual Meeting. The Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

    C.  The Plan shall terminate upon the earliest of (i) June 19, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

    A.  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

    B.  Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.  USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

    A.  The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

    B.  No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

    Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

The following definitions shall be in effect under the Plan:

    A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

    B. Board shall mean the Corporation's Board of Directors.

    C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

       (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

    D. Code shall mean the Internal Revenue Code of 1986, as amended.

    E. Common Stock shall mean the Corporation's common stock.

    F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

       (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

    G. Corporation shall mean Willis Lease Finance Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Willis Lease Finance Corporation which shall by appropriate action adopt the Plan.

    H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

    I. Director Fee Option Grant Program shall mean the special stock option grant program in effect for non-employee Board members under Article Six of the Plan.

    J. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

    K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

    L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

    M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

    N. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

       (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

      (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

    O. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

    P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

    Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

       (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

    R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

    S. Act shall mean the Securities Exchange Act of 1934, as amended.

    T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

    U. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

    V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    W. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

    X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

    Y. Plan shall mean the Corporation's 1996 Stock Option/Stock Issuance Plan, as set forth in this document.

    Z. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

    AA. Plan Effective Date shall mean June 21, 1996, the date on which the Plan was adopted by the Board.

    AB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

    AC. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

    AD. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under the Plan.

    AE. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

    AF. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

    AG. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

    AH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

    AI. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

    AJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

    AK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    AL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

    AM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

    AN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

    AO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters who managed the initial public offering of the Common Stock.

    AP. Underwriting Date shall mean September 18, 1996, the date on which the Underwriting Agreement was executed and priced in connection with the initial public offering of the Common Stock.

Exhibit B

WILLIS LEASE FINANCE CORPORATION
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

(Last Amended: June 13, 2000)

I. PURPOSE

    The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process.

  •
  Recommend an independent auditor for the Corporation.

  •
  Review the audit efforts of the Corporation's independent accountants.

  •
  Provide an open avenue of communication between the independent accountants, senior management and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be directors free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Without limiting the foregoing, each member of the Audit Committee shall be an "independent director" as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s ("NASD") Rules. All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and at least one member of the Committee shall have accounting or related financial management or executive oversight of financial management experience which meets the employment experience requirements contained in the NASD Rules. The members of the Committee shall be elected by the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet as frequently as circumstances dictate but no less than four times per annum, either in person or telephonically. As part of its job to foster open communication, the Committee should meet with the independent accountants, the CFO and the members of management as deemed appropriate by the Committee or by individual members of management. The Committee will meet in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The majority of the members of the Audit Committee shall constitute a quorum.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

    Documents/Reports Review

  1.
  Review, assess and update this Charter periodically, at least annually, as conditions dictate.

  2.
  Review the organization's annual audited financial statements and Form 10-K including any certification, report, opinion or review rendered by the independent accountants and discuss with management, including recommending whether or not the audited financial statements should be included in the Corporation's Form 10-K.

  3.
  Recommend to the Board of Directors the selection of the independent accountants, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee as representatives of the Corporation's stockholders, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accounts. On an annual basis, the Committee should review and discuss with the accountants the accountant's formal written statement to the Corporation delineating all relationships between the accountants and the Corporation, consistent with Independence Standards Board Standard 1, and the Audit Committee shall actively engage in a dialogue with the accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountant and shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the outside accountant.

  4.
  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  5.
  The Audit Committee shall query management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  6.
  Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  7.
  Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

  8.
  Review the Company's Code of Ethical Conduct and management's process to enforce the Code.

  9.
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Please date, sign and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders
WILLIS LEASE FINANCE CORPORATION
May 22, 2001

Please Detach and Mail in the Envelope Provided.

Proxy/Voting Instruction Card

/x/	Please mark your votes as in this example.
1.	ELECTION OF ONE CLASS III DIRECTOR
Nominee: Charles F. Willis, IV
/ /	FOR
/ /	WITHHOLD AUTHORITY to vote
2.
Proposal to (i) amend the 1996 Stock Option/Stock Issuance Plan to increase the registered number of shares of common stock authorized for issuance over the terms of the Plan from 1,525,000 to 2,525,000 and (ii) increase the maximum number of stock options and direct stock issuances that an employee may be granted under the 1996 Stock Option/Stock Issuance Plan in a calendar year from 250,000 to 500,000 in the aggregate.
/ /	FOR
/ /	AGAINST
/ /	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

I plan to attend the meeting    / /

Signature (s)	Date:	2001

Note: Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY
WILLIS LEASE FINANCE CORPORATION
2001 Annual Meeting of Stockholders
May 22, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles F. Willis, IV, Donald A. Nunemaker and Nicholas J. Novasic, and each of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of WILLIS LEASE FINANCE CORPORATION held of record by the undersigned on April 2, 2001, at the 2001 Annual Meeting of Stockholders of the Company to be held on May 22, 2001, or at any adjournment thereof.

The Board of Directors recommends a vote FOR proposals 1 and 2 on the other side. This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEE FOR CLASS III OF THE BOARD OF DIRECTORS NAMED ON THE OTHER SIDE HEREOF AND AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL 2 STATED ON THE OTHER SIDE HEREOF AND ON ANY OTHER MATTERS TO BE VOTED ON. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE.

Electronic Voting Instructions:

To vote through the Internet, log on to http://www.proxyvote.com  and enter your control number to access an electronic ballot.

To vote by telephone, call the toll-free number, 1-800-454-8683 and enter your control number.

QuickLinks

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 22, 2001
WILLIS LEASE FINANCE CORPORATION PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS OF WILLIS LEASE FINANCE CORPORATION To Be Held on May 22, 2001
SOLICITATION AND VOTING OF PROXIES
INFORMATION ABOUT THE BOARD OF DIRECTORS AND THE COMMITTEES OF THE BOARD
PROPOSAL 1 ELECTION OF CLASS III DIRECTORS
PROPOSAL 2 AMENDMENTS TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN
OPTION TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Option Grants in 2000 Fiscal Year
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG WILLIS LEASE FINANCE CORPORATION, THE NASDAQ STOCK MARKET-US INDEX AND THE NASDAQ FINANCIAL INDEX
STOCKHOLDER PROPOSALS
OTHER MATTERS
INCORPORATION BY REFERENCE
Exhibit A WILLIS LEASE FINANCE CORPORATION 1996 STOCK OPTION/STOCK ISSUANCE PLAN (Amended and restated as of March 30, 2001) ARTICLE ONE GENERAL PROVISIONS
ARTICLE TWO DISCRETIONARY OPTION GRANT PROGRAM
ARTICLE THREE SALARY INVESTMENT OPTION GRANT PROGRAM
ARTICLE FOUR STOCK ISSUANCE PROGRAM
ARTICLE FIVE AUTOMATIC OPTION GRANT PROGRAM
ARTICLE SIX DIRECTOR FEE OPTION GRANT PROGRAM
ARTICLE SEVEN MISCELLANEOUS
Exhibit B